UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 26, 2009

HAWAIIAN HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31443	71-0879698
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3375 Koapaka Street, Suite G-350, Honolulu, HI 96819

(Address of Principal Executive Offices) (Zip Code)

(808) 835-3700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17  CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR  240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the  Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           On May 26, 2009, the Board of Directors of Hawaiian Holdings, Inc. (the “Company”) appointed Duane Woerth to the Board of Directors.  Mr. Woerth is the designee of the Air Line Pilots Association (the “ALPA”).  The ALPA, as the sole holder of record of one share of the Company’s Series D Special Preferred Stock, is entitled, under the Company’s By-Laws, to nominate one director.  Mr. Woerth is not elected by the holders of the Company’s common stock (the “Common Stock”).  In connection with his appointment to the Board of Directors, Mr. Woerth was granted 7,200 deferred stock units and 5,000 stock options.  The deferred stock units vest over a period of three years from the date of grant, and the corresponding number of shares of Common Stock will be delivered within 90 days following the third anniversary of the date of grant.  The stock options vest in three equal annual installments beginning on the first anniversary of the date of grant, have a ten-year term, and an exercise price equal to the closing price of the Common Stock on the NASDAQ Stock Market on the date of grant.  There are no transactions in which Mr. Woerth has an interest requiring disclosure under Item 404(a) of Regulation S-K.

(e)           At the Annual Meeting of Stockholders of the Company held on May 27, 2009, the Company’s stockholders approved the Second Amendment to the Company’s 2005 Stock Incentive Plan (the “Second Amendment”).  The Board of Directors had previously adopted the Second Amendment, subject to stockholder approval, on November 12, 2008.

The Second Amendment (i) eliminates the automatic annual grant of options to purchase 10,000 shares of Common Stock to non-employee directors (or, in the case of the Chairman of the Board of Directors, options to purchase 15,000 shares of Common Stock) in favor of discretionary annual grants and (ii) provides that such discretionary annual grants to non-employee directors will be administered by the Governance and Nominating Committee of the Board of Directors.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the complete text of the Second Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

10.1	Second Amendment to the Hawaiian Holdings, Inc. 2005 Stock Incentive Plan.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2009

HAWAIIAN HOLDINGS, INC.

By:	/s/ Peter R. Ingram
Name: Peter R. Ingram
Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

10.1	Second Amendment to the Hawaiian Holdings, Inc. 2005 Stock Incentive Plan.